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                        AMERICAN INDEPENDENCE FUNDS TRUST

                SUPPLEMENTS TO THE PROSPECTUS DATED MARCH 1, 2000


                         THE KANSAS TAX-EXEMPT BOND FUND


On October 27, 2000, the shareholders of the Kansas Tax-Exempt Bond Fund (the " Fund") approved a new sub-advisory arrangement between Galliard Capital Management Inc. "Galliard") and INTRUST Financial Services, Inc. ("INTRUST"), the investment adviser to the Fund (the "Sub-Advisory Agreement"). Galliard currently serves as Sub-Adviser for the Short- Term Bond Fund and Intermediate Bond Fund. The new sub-advisory relationship will not result in any change in advisory fees currently paid by the Fund to INTRUST. Please see "Fund Management- Sub-Advisers" for information regarding Galliard. Robert A. Campbell, a senior portfolio manager with Galliard since August 2000, is the portfolio manager of the Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

                        SUPPLEMENT DATED OCTOBER 27, 2000

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                            THE SHORT-TERM BOND FUND
                           THE INTERMEDIATE BOND FUND


         On August 29, 2000, the Board of Trustees of American Independence Funds Trust ("Trust") approved on behalf of the Intermediate Bond Fund and Short-Term Bond Fund (the "Funds") a reallocation of the advisory fees between the Funds' sub-adviser, Galliard Capital Management Inc. ("Galliard") and the Funds' adviser, INTRUST Financial Services, Inc. ("INTRUST") whereby, effective November 1, 2000, the sub-advisory fees payable by INTRUST to Galliard were reduced from 0.125% to 0.06% of each such Fund's average net assets and the amount realized from the reduction in Galliard's fee is retained by INTRUST. The reallocation in fees will not result in any change in advisory fees paid by the Funds to INTRUST nor a reduction in the quality or quantity of advisory services to the Funds.

                        SUPPLEMENT DATED NOVEMBER 1, 2000


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                                 THE STOCK FUND


The following information supplements the information contained under the section "Fund Management- Sub-Advisers" of the Prospectus and replaces the Supplement dated October 10, 2000 to the Prospectus dated March 1, 2000:

         On November 15, 2000, Shareholders of the Stock Fund approved a new sub-advisory agreement between Barrow Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") and AMR Investment Services, Inc. ("AMR") , the sub-adviser of the Stock Fund (the "New Sub-Advisory Agreement"). The terms of the New Sub-Advisory Agreement are the same in all material respects to the previous sub-advisory agreement between AMR and Barrow Hanley.

         On September 25, 2000, Old Mutual plc acquired United Asset Management Corporation, the parent company of Barrow Hanley. As a result, Barrow Hanley became an indirect subsidiary of Old Mutual plc. The change in control of Barrow Hanley constituted an assignment of, and automatically terminated, the Sub-Advisory Agreement in previous effect between AMR and Barrow Hanley under applicable federal law.

         On October 10, 2000, the Board of Trustees of American Independence Funds Trust approved on behalf of the Fund, the New Sub-Advisory Agreement and an interim sub-advisory agreement (the "Interim Agreement") between AMR and Barrow Hanley. Barrow Hanley continued to provide investment sub-advisory services to the Fund under the Interim Agreement until the approval of the New Sub-Advisory Agreement by the Fund's shareholders.



                       SUPPLEMENT DATED NOVEMBER 15, 2000